FINANCIAL ASSET SECURITIZATION, INC.





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                        Mortgage Participation Securities
                              (Issuable in Series)


                             UNDERWRITING AGREEMENT
                               STANDARD PROVISIONS


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                                   April 1997
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April 1997 Underwriting Agreement Standard Provisions

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         Financial  Asset  Securitization,  Inc.,  a Virginia  corporation  (the
"Company"), proposes to sell Mortgage Participation Securities in various series (each, a "Series"), in one or more offerings on terms determined at the time of sale, each to be issued by a separate trust (the "Trust") under a pooling and servicing agreement or trust agreement, each of which may incorporate by reference therein standard terms (in either case, collectively, the "Trust Agreement"), for such Series between the Company, a master servicer named therein (the "Master Servicer"), and the trustee named therein (the "Trustee"). The securities of each Series related to a Trust (the "Securities") will represent in the aggregate the entire beneficial ownership interest in one or more segregated pools of mortgage loans or interests in mortgage loans (the "Mortgage Loans").

         The Mortgage Loans will be serviced pursuant to the Trust Agreement by the Master Servicer or pursuant to separate servicing agreements (the "Servicing Agreements") with one or more servicers (the "Servicers"), each of which must be approved as a seller-servicer by the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA"). The performance by the Servicers of their duties and responsibilities under their Servicing Agreements will be monitored and supervised by the Master Servicer.

         The Securities for a Series will be issued by a separate Trust, and the Trustee may make one or more elections to have Trust assets or portions thereof treated as real estate mortgage investment conduits (each, a "REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In the event that more than one REMIC is created, all references herein to a REMIC shall be deemed to refer to all REMICs, unless the context otherwise requires.

         The Company will sell, assign and transfer Mortgage Loans acquired by it to the related Trust for each Series, all in exchange for the related Securities. The Mortgage Loans are expected to be acquired by the Company from one or more sellers (each, in such capacity, a "Seller"), in each case pursuant to a mutually acceptable sales or other agreement (each, a "Sales Agreement"), between the Company and the Seller of such Mortgage Loans, containing customary provisions and negotiated in good faith. The net proceeds to the Company from the sale of each Series of Securities principally will be used to pay the purchase price of the Mortgage Loans acquired for the related Trust.

         The Securities are more fully described in the Registration Statement (as hereinafter defined). Each Series of Securities, and any classes of Securities within each Series, may vary, among other things, as to number and types of classes, aggregate principal amount, final stated distribution dates and the rate or rates, allocation, priority and timing of distributions thereof.

         From time to time, the Company may enter into one or more underwriting agreements (each, an "Underwriting Agreement") that provide for the sale of all or a portion of certain classes of a Series of Securities (such securities to be so purchased being herein collectively referred to as the "Underwritten Securities") to the underwriters named in the related underwriting agreement (the "Underwriters"). The standard provisions set forth herein are to be incorporated by reference in any such Underwriting Agreement. An Underwriting Agreement, including the provisions hereof incorporated therein by reference, is herein referred to as the "Agreement." Unless otherwise defined herein, all capitalized terms shall have the meanings assigned to them in the Underwriting Agreement and if not defined therein shall have the meanings assigned to them in the Trust Agreement.

         The Underwriting Agreement relating to each offering of Securities shall specify the principal amount of Securities to be issued and their respective interest rates or methods of determining same, the price or prices at which the Underwritten Securities are to be purchased by the Underwriters from the Company, the initial public offering prices or the method by which the prices at which such Underwritten Securities are to be sold will be determined, the names of the firms, if any, designated as representatives of the Underwriters (the "Representatives"), the principal amount of Underwritten Securities to be purchased by each Underwriter, and the date, time and manner of delivery of the Underwritten Securities and payment therefor. Each such offering of

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April 1997 Underwriting Agreement Standard Provisions

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Underwritten Securities will be governed by the Agreement,  which shall inure to the benefit of and be binding upon the Underwriters participating in the offering of such Underwritten Securities.

         The Company is a limited-purpose finance corporation and wholly-owned subsidiary of JST Company, L.L.C., a Virginia limited liability company ("JST"). JST, in turn, is an indirect, wholly-owned subsidiary of Wheat First Butcher Singer, Inc.

         1. Representations and Warranties. (a) The Company represents and warrants to, and agrees with, each Underwriter that:

                           (i) The  Company  has filed with the  Securities  and
                  Exchange Commission (the "Commission") a registration statement on Form S-3 for the registration of securities under the Securities Act of 1933, as amended (the "Act"), which registration statement has become effective, and has filed such amendments thereto and such additional registration statements as may have been required to the date of the Agreement. Such registration statement, as amended at the date of the Agreement, meets the requirements set forth in Rule 415 under the Act and complies in all other material respects with the Act and the rules and regulations thereunder. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement to the form of prospectus included in such registration statement relating to the Securities and the plan of distribution thereof. Such registration statement, including the exhibits thereto, as amended at the date of the Agreement, and including all information, if any, filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and incorporated by reference therein, is hereinafter called the "Registration Statement"; the latter of such prospectus in the form in which it appears in the Registration Statement or in the form most recently revised and filed with the Commission pursuant to Rule 424 is hereinafter called the "Base Prospectus"; such form of prospectus supplemented by the supplement to the form of prospectus specifically relating to the Securities, in the form in which it shall be first filed with the Commission pursuant to Rule 424 (including the Base Prospectus as so supplemented) is hereinafter called the "Final Prospectus." Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424 or, prior to the effective date of the Registration Statement, pursuant to Rule 402(a), 424(a) or 430A, is hereinafter called a "Preliminary Final Prospectus."

                           (ii) As of the date of the Agreement,  when the Final
                  Prospectus is first filed pursuant to Rule 424 under the Act, when, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective, when any supplement to the Final Prospectus is filed with the Commission, and at the Closing Date, (A) the Registration
                  Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, complies and will comply in all material respects with the applicable requirements of the Act and the rules and regulations thereunder and (B) the Registration Statement, as amended as of any such time, does not contain and will not contain any untrue statement of a material fact and does not omit and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and the Final Prospectus, as amended or supplemented as of any such time, does not and will not include an untrue statement of a material fact and does not omit and will not omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with Underwriting Information (as defined herein) furnished in writing to the Company by or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement and the Final Prospectus.

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April 1997 Underwriting Agreement Standard Provisions

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                           (iii) As of the date of the Agreement, when the Final
                  Prospectus is first filed pursuant to Rule 424 under the Act, when, prior to the Closing Date, any amendment to the Registration Statement becomes effective, when any supplement to the Final Prospectus is filed with the Commission, and at the Closing Date, there has not and will not have been (A) any request by the Commission for any further amendment of the Registration Statement or the Final Prospectus or for any additional information, (B) any issuance by the Commission of
                  any  stop   order   suspending   the   effectiveness   of  the
                  Registration Statement or the initiation or threat of any proceeding for that purpose, or (C) any notification with
                  respect  to  the  suspension  of  the   qualification  of  the
                  Underwritten Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                           (iv) The  Company has been duly  incorporated  and is
                  validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia with full corporate power and authority to own its properties and conduct its business as now conducted by it and to enter into and perform its obligations under the Agreement, the related Sales
                  Agreement(s) and Trust Agreement, and has qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that requires such qualification wherein it owns or leases material properties, except where the failure to so qualify would not have a material adverse effect on the Company or its ability to perform its obligations under the Agreement, the related Sales Agreement(s) and the Trust Agreement.

                           (v) The  execution,  delivery and  performance of the
                  Agreement, related Sales Agreement(s) and Trust Agreement are within the corporate power of the Company. The Agreement has been and, as of the Closing Date, the related Sales Agreement(s) and Trust Agreement will have been, duly authorized by all necessary action on the part of the Company, and neither the issuance and sale of the Underwritten Securities, nor the execution and delivery by the Company of the Agreement, the related Sales Agreement(s) or Trust Agreement, nor the consummation by the Company of any of the transactions herein or therein contemplated, nor compliance by the Company with the provisions hereof or thereof, will (A) violate the articles of incorporation or by-laws of the Company, (B) result in a breach or violation of, or constitute a default under, any law, governmental rule or regulation or any judgment, decree or order binding on the Company or its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Company is a party or by which it is bound, or (C) result in the creation of any lien, charge, or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument (other than the related Sales Agreement(s) or Trust Agreement).

                           (vi) The Agreement and the related Sales Agreement(s)
                  have been duly executed and delivered by the Company and, as of the Closing Date, the related Trust Agreement will have been duly executed by the Company and, assuming the due authorization, execution and delivery by the other parties thereto, each constitutes, or will constitute, a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and except that the provisions relating to indemnification and contribution may be unenforceable as against public policy.

                           (vii) The Underwritten Securities and the Trust Agreement will conform in all material respects to the descriptions thereof contained in the Final Prospectus, and, when duly and validly executed by the Trustee and the Underwritten Securities are delivered to and paid for by the Underwriters as provided herein, such Underwritten Securities will be validly issued and entitled to the benefits of the Trust Agreement.

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April 1997 Underwriting Agreement Standard Provisions

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                           (viii)  Since  the  respective   dates  as  of  which
                  information is given in the Registration Statement and the Final Prospectus, there has not been any material adverse change or development involving a prospective material adverse change in the business, operations, financial condition, properties or assets of the Company.

                           (ix) There are no actions, suits or proceedings against, or investigations of, the Company pending, or, to the knowledge of the Company, threatened, before any court, administrative agency or other tribunal (A) asserting the invalidity of the Agreement, any related Sales Agreement, Trust Agreement, or Servicing Agreement or the Underwritten Securities, (B) seeking to prevent the issuance of the Underwritten Securities or the consummation of any of the transactions contemplated by the Agreement, any related Sales Agreement, Trust Agreement or Servicing Agreement, (C) that might materially and adversely affect the performance by the Company of its obligations under the Agreement, any related Sales Agreement, Trust Agreement, or Servicing Agreement, or
                  (D) seeking to affect adversely the federal or state income tax attributes of the Securities as described in the Final Prospectus.

                           (x) No filing or registration with, notice to, qualification of or with, or consent, approval, authorization or order or other action of any person, corporation or other organization or of any court, supervisory or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by the Agreement or the Trust Agreement except such as have been, or will have been prior to the Closing Date, obtained under the Act, or state securities laws or Blue Sky laws, or from the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Underwritten Securities by the Underwriters, or any recordations of the assignment of the Mortgage Loans to the Trustee pursuant to the Trust Agreement that have not yet been completed.

                           (xi) At the time of  execution  of the related  Trust
                  Agreement, the Company will own the Mortgage Loans being transferred to the Trust pursuant to the Trust Agreement, free and clear of any lien, adverse claim, mortgage, charge, pledge or other encumbrance or security interest, and will not have assigned to any other person any of its right, title or interest in such Mortgage Loans; and, upon the execution of the Trust Agreement, the Company will transfer all its right, title and interest in such Mortgage Loans to the Trustee.

                           (xii) Under generally accepted accounting principles,
                  the Company will report its transfer of the Mortgage Loans to the Trust pursuant to the Trust Agreement and the sale of the Underwritten Securities as a sale of its interest in the Mortgage Loans. The Company has been advised by its independent certified public accountants that it concurs with such treatment under generally accepted accounting principles. For federal income tax purposes, the Company will treat the transfer of the Mortgage Loans to the Trust and the sale of the Securities as a sale of its interest in the Mortgage Loans.

                           (xiii) As of the Closing  Date,  the  Mortgage  Loans
                  will be duly and validly assigned in blank or to the Trustee (or its nominee), the related Mortgage Notes will be endorsed in blank or to the Trustee (or its nominee) and delivered to the Trustee or to an agent on its behalf and, where required in order to transfer all right, title and interest to a Mortgage Loan, upon the recordation of assignments to the Trustee of the related mortgages in the public records in which such mortgage shall have been recorded, the Trustee will own each such Mortgage Loan, subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance, except as permitted under the Trust Agreement.

                           (xiv) As of the Closing Date, any Letter of Credit or
                  Surety Bond included in any accounts or funds constituting part of the Trust with respect to the Securities will name the Trustee

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April 1997 Underwriting Agreement Standard Provisions

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                  as the  beneficiary  thereof and will be delivered to and held by the Trustee and any cash will be delivered to the Trustee, and the Trustee either will own such assets, or have a first priority perfected security interest therein, in either case subject to no prior lien, security interest, pledge, charge or other encumbrance.

                           (xv) Each related  Seller has been duly  incorporated
                  or otherwise formed and is validly existing and, if a corporation, in good standing under the laws of the jurisdiction of its incorporation or formation and duly qualified to do business under the laws of each jurisdiction that requires such qualification wherein it owns or leases any material properties (except where the failure so to qualify would not have a material adverse effect on such Seller or its ability to perform its obligations under the related Sales Agreement).

                           (xvi) At the time of the  execution and delivery of a
                  related Sales Agreement by each Seller, the execution, delivery and performance of such Sales Agreement by such Seller will be within the legal power of such Seller and will have been duly authorized by all necessary action on the part of such Seller; and neither the execution and delivery of such Sales Agreement by such Seller, nor the consummation by such Seller of the transactions therein contemplated, nor compliance  with the provisions  thereof by such Seller,  will
                  (A) violate the articles of incorporation, by-laws, partnership agreement or other organizational agreement of such Seller, (B) result in a breach or violation of, or constitute a default under any law, governmental rule or regulation, any judgment, decree or order binding on such Seller or its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which such Seller is a party or by which it is bound, or (C) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument.

                           (xvii) Each Sales Agreement, when executed and delivered as contemplated thereby, will have been duly executed and delivered by the Seller that is a party thereto, and each will constitute, when so executed and delivered, a legal, valid and binding agreement, enforceable against such Seller in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and except that the provisions relating to indemnification and contribution may be unenforceable as against public policy.

                           (xviii)   Under   generally    accepted    accounting
                  principles, each Seller will report its transfer of the Mortgage Loans pursuant to the related Sales Agreement as a sale of its interest in the Mortgage Loans. Each Seller has been advised by its independent certified public accountants that they concur with such treatment under generally accepted accounting principles and, if applicable, regulatory accounting principles. Each Seller also will so report the transfer in all financial statements and reports to the regulatory and supervisory agencies and authorities to which it reports, if any. For federal income tax purposes, each Seller will treat the transfer of the Mortgage Loans pursuant to the related Sales Agreement as a sale of the interest in the Mortgage Loans represented by the Underwritten Securities and an exchange of the remaining interest in the Mortgage Loans for any Securities of each other class of the same Series retained by the respective Seller.


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                           (xix) At the Closing  Date,  each  Mortgage  Note and
                  Mortgage   will   constitute   a  legal,   valid  and  binding
                  instrument, enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and will meet the criteria for selection described in the Final Prospectus.

                           (xx) At the Closing Date, any required Primary Insurance Policies and Standard Hazard Insurance Policies will have been duly and validly authorized, executed and delivered by, and will constitute legal, valid and binding obligations of the issuers of the Primary Mortgage Insurance Policies and Hazard Insurance Policies, as the case may be, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

                           (xxi) At the Closing Date, any Pool Insurance  Policy
                  or Special Hazard Insurance Policy will have been duly and validly authorized, executed and delivered by, and will constitute the legal, valid and binding obligation of, the issuer of such policy (the "Insurer"), subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

                           (xxii) Each Mortgage Loan was originated by an entity
                  that met the requirements of Section 3(a)(41) of the Exchange Act at the time of origination and, unless otherwise noted in the Final Prospectus, each of the Underwritten Securities, when issued, will constitute a "mortgage related security" as such term is defined in Section 3(a)(41) of the Exchange Act for so long as such Security is rated in one of the two highest rating categories by a nationally recognized statistical rating organization.

                           (xxiii)   The   Master   Servicer   has   been   duly
                  incorporated and is validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to own its properties and to conduct its business as now conducted by it and is duly qualified to do business under the laws of each jurisdiction that requires such qualification wherein it owns or leases any material properties or conducts any material business or in which the performance of its duties under the Trust Agreement would require such qualification (except where the failure so to qualify would not have a material adverse effect on the Master Servicer's performance under the Trust Agreement); and the Master Servicer is approved by and in good standing with FNMA or FHLMC as an "eligible seller/servicer" of residential mortgage loans as provided in the FNMA Guidelines or the FHLMC Guidelines.

                           (xxiv) At the time of the  execution  and delivery of
                  the Trust Agreement by the Master Servicer, the execution, delivery and performance by the Master Servicer of such Trust Agreement will be within the corporate power of the Master Servicer and will have been duly authorized by all necessary corporate action on the part of the Master Servicer; and neither the execution and delivery thereof by the Master Servicer, nor the consummation by the Master Servicer of the transactions therein contemplated, nor compliance with the provisions thereof by the Master Servicer, will (A) violate the articles of incorporation or by-laws of the Master Servicer, (B) result in a breach of, or constitute a default under any law, governmental rule or regulation, or any judgment, decree or order binding on the Master Servicer or its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Master Servicer is a party or by which it is bound or (C) result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument.


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                           (xxv)  The  Trust   Agreement,   when   executed  and
                  delivered  as  contemplated   thereby,  will  have  been  duly
                  executed and delivered by the Master Servicer, and will constitute a legal, valid and binding agreement, enforceable against the Master Servicer in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

                           (xxvi) Each Servicer has been duly  incorporated  and
                  is validly existing and in good standing under the laws of the jurisdiction of its incorporation and duly qualified to do business under the laws of each jurisdiction that requires such qualification wherein it owns or leases any material properties or conducts any material business or in which the performance of its duties under its Servicing Agreement would require such qualification (except where the failure so to qualify would not have a material adverse effect on the Servicer's performance under the Servicing Agreement); and each Servicer is approved by FNMA or FHLMC as an "eligible seller/servicer" of residential mortgage loans as provided in the FNMA Guidelines or the FHLMC Guidelines.

                           (xxvii) At the time of the  execution and delivery of
                  a  Servicing  Agreement  by  each  Servicer,   the  execution,
                  delivery and performance by the Servicer of such Servicing Agreement will be within the corporate power of such Servicer and will have been duly authorized by all necessary corporate action on the part of such Servicer; and neither the execution and delivery thereof by such Servicer, nor the consummation by such Servicer of the transactions therein contemplated, nor compliance with the provisions thereof by such Servicer, will
                  (A) violate the articles of incorporation or by-laws of such Servicer, (B) result in a breach of, or constitute a default under any law, governmental rule or regulation, or any judgment, decree or order binding on such Servicer or its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which such Servicer is a party or by which it is bound or (C) result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument.


                           (xxviii) Each Servicing Agreement,  when executed and
                  delivered  as  contemplated   thereby,  will  have  been  duly
                  executed  and  delivered  by  the  Servicer  that  is a  party thereto, and will constitute a legal, valid and binding agreement, enforceable against such Servicer in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

                           (xxix) Any taxes, fees and other governmental charges
                  in connection with the execution, delivery and issuance of the Agreement and the Trust Agreement and the execution, delivery and sale of the Securities have been or will be paid at or prior to the Closing Date.

                           (xxx) Neither the Company nor the Trust is, and the issuance and sale of the Securities in the manner contemplated by the Final Prospectus will not cause the Company or the Trust to become, subject to registration or regulation as an Investment Company or an affiliate of an Investment Company under the Investment Company Act of 1940, as amended.

                           (xxxi) The Trust Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended.

                           (xxxii)  Immediately  prior  to the  delivery  of the
                  Underwritten Securities to the Underwriters, the Company will own the Securities free and clear of any lien, adverse claim, pledge, encumbrance or other security interest, and will not have assigned to any person any of its right, title or interest in the Securities, and, upon consummation of the transactions

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                  contemplated  in the Agreement,  the Company will transfer all its right, title and interest in the Securities to the Underwriters free and clear of any lien, adverse claim, pledge, encumbrance or other security interest.

                           (xxxiii) At the Closing Date, the representations and
                  warranties made by the Company in the Trust Agreement, any Servicing Agreement and any Sales Agreement will be true and correct in all material respects.


                  The Company shall be deemed not to have made the representations and warranties contained in clauses (xiv) through (xxviii), inclusive, of this Section 1 with respect to, and to the extent of, representations and warranties made to the Underwriters by any Seller, the Master Servicer, any Servicer or any Insurer or other credit provider as to the matters covered in such clauses in a certificate or opinion of counsel in form satisfactory to counsel for the Underwriters delivered to the Underwriters on the Closing Date; provided, however, the foregoing shall in no way limit the rights of the Underwriters to indemnification and contribution as otherwise provided in Section 8 hereof.

                  Any certificate signed by a Seller, the Master Servicer, a Servicer, an Insurer or other credit provider and delivered to the Underwriters or to counsel for the Underwriters in connection with an offering of the Securities shall state that it is a representation and warranty as to the matters covered thereby by a Seller, the Master Servicer, a Servicer, an Insurer or other credit provider, as the case may be, to each Underwriter to whom the representations and warranties in this Section 1 are made.

         2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the applicable purchase prices set forth in the Underwriting Agreement (plus accrued interest as therein set forth), Underwritten Securities representing the respective aggregate approximate principal amounts, notional amounts or percentage interests, as the case may be, of the various classes of Securities set forth in the Underwriting Agreement or opposite such Underwriter's name in an attachment to the Underwriting Agreement.

         3. Delivery and Payment. Delivery of and payment for the Underwritten Securities shall be made at the office, on the date and at the time specified in the Underwriting Agreement, which date and time may be postponed by agreement between the Underwriters and the Company or as provided in Section 10 hereof (such date and time of delivery and payment for the Underwritten Securities being herein called the "Closing Date"). Delivery of the Underwritten Securities shall be made to the Underwriters against payment by the Underwriters of the purchase price thereof to or upon the order of the Company in the type of funds specified in the Underwriting Agreement. The Underwritten Securities shall be registered in such names and in such authorized denominations as the Underwriters may request not less than two full business days in advance of the Closing Date.

         The Company agrees to have the Underwritten Securities available for inspection, checking and packaging by the Underwriters in New York, New York (or such other location within the continental United States requested by the Underwriters), not later than 1:00 p.m. on the business day prior to the Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Underwritten Securities for sale to the public as set forth in the Final Prospectus.

         5. Agreements. (a) The Company covenants and agrees with the several Underwriters that:

                           (i) Substantially contemporaneously with the execution of the Agreement, the Company will prepare the supplement to the Base Prospectus setting forth the principal amount of Securities covered thereby and the material terms thereof, the initial public offering price of the Underwritten Securities or the manner of offering such Underwritten Securities, the price at

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                  which the  Underwritten  Securities are to be purchased by the
                  Underwriters  from the Company,  the selling  concessions  and reallowance, if any, and such other information as the Underwriters and the Company deem appropriate in connection with the offering of the Securities. Until the Closing Date, the Company will not file any amendment to the Registration
                  Statement  or   supplement   to  the  Base   Prospectus,   and
                  thereafter,   will  not  file  any  supplement  to  the  Final
                  Prospectus relating to the Securities unless the Company has furnished the Underwriters a copy for their review prior to filing and will not file any such proposed amendment or
                  supplement  to  which  the  Underwriters   reasonably  object.
                  Subject to the foregoing sentence, the Company will cause the Final Prospectus to be filed with the Commission pursuant to Rule 424 under the Act and a report on Form 8-K will be filed with the Commission within 15 days following the Closing setting forth specific information concerning the Securities and the Mortgage Loans and including, as an exhibit, a copy of the Trust Agreement. In addition, to the extent that any Underwriter (i) has provided Collateral Term Sheets (as defined herein) to the Company that such Underwriter has provided to a prospective investor, the Company will file or cause to be filed with the Commission such Collateral Term Sheets as an Exhibit to Form 8-K within two business days of its receipt thereof, or (ii) has provided Structural Term Sheets or Computational Materials (as such terms are defined herein) to the Company that such Underwriter has provided to a prospective investor, the Company will file or cause to be filed with the Commission such Structural Term Sheets and Computational Materials as an Exhibit to Form 8-K as soon as reasonably practicable after the date of the Underwriting Agreement, but in any event, not later than the date on which the Final Prospectus is filed with the Commission pursuant to Rule 424 under the Act. The Company will promptly advise the Underwriters (A) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424 and the Form 8-K containing Computational Materials shall have been filed
                  with  the   Commission,   (B)  when  any   amendment   to  the
                  Registration Statement shall have become effective, (C) of any
                  request  by  the   Commission   for  any   amendment   of  the
                  Registration Statement or the Final Prospectus or for any additional information, (D) of the issuance by the Commission
                  of  any  stop  order  suspending  the   effectiveness  of  the
                  Registration Statement or the initiation or threatening of any proceeding for that purpose, and (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Underwritten Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain as soon as possible the withdrawal thereof.

                           (ii) If, at any time when a  prospectus  relating  to
                  the Securities is required to be delivered under the Act, any event occurs as a result of which in the opinion of counsel to the Company or the Underwriters, the Final Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act or the rules and regulations thereunder, the Company will promptly prepare and file with the Commission, subject to paragraph (i) of this Section 5(a), an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment of the Registration Statement, will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible and will promptly file all reports and any definitive proxy or information statements required to be filed by the Company pursuant to Sections 13, 14, and 15 of the Exchange Act subsequent to the date of the Prospectus for so long as the delivery of a Prospectus is required in connection with the offering or sale of the Securities; provided however, that any such amendment or update prepared more than nine months after the Closing Date shall be at the expense of the Underwriters.

                           (iii) The  Company  will  furnish to counsel  for the
                  Underwriters and to each Underwriter, without charge, conformed copies of the Registration Statement (including exhibits

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                  thereto)  and  each  amendment   thereto  which  shall  become
                  effective on or prior to the Closing Date, and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the Underwriters may reasonably request.

                           (iv) The Company will apply the net proceeds from the
                  sale of the Securities in the manner set forth in the Prospectus.

                           (v) The Company will pay all the fees and disbursements of its counsel and of independent accountants for the Company relating to legal review, opinions of counsel for the Company, audits, review of unaudited financials, cold comfort review or otherwise; the costs and expenses of printing (or otherwise reproducing) and delivering the Agreement, the Trust Agreement and the Securities; the initial fees, costs and expenses of the Trustee under the Trust Agreement and its counsel; the costs and expenses incident to the preparation, printing, distribution and filing of the Registration Statement (including exhibits thereto), the Base Prospectus, the Preliminary Final Prospectus and the Final
                  Prospectus, and all amendments of and supplements to the foregoing, and of the Securities; and the fees of rating agencies. Except as provided in Section 7 hereof, the Underwriters shall be responsible for paying all costs and expenses incurred by them in connection with their purchase and sale of the Underwritten Securities.

                           (vi) The Company will use its best efforts to arrange
                  for the qualification of the Securities for sale under the laws of such jurisdictions as the Underwriters may designate in the Underwriting Agreement, to maintain such qualifications in effect so long as required for the distribution of the Securities and to arrange for the determination of the legality of the Securities for purchase by investors; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject; and provided further, that the Underwriters will pay all costs and expenses associated therewith.

                           (vii) So long as any Securities are outstanding,  the
                  Company will cause the Master Servicer or Trustee to furnish to the Underwriter, as soon as available, a copy of (A) the annual statement of compliance delivered by the Master Servicer to the Trustee under the Trust Agreement, (B) the annual independent public accountants' servicing report furnished to the Trustee pursuant to the Trust Agreement, (C) each report, statement or other document regarding the Securities filed with the Commission under the Exchange Act or mailed to the holders of the Securities, pursuant to the Trust Agreement or otherwise, (D) any reports provided by certified public accountants pursuant to the Trust Agreement regarding the reports, statements or other documents included in (C) above, and (E) from time to time, such other information concerning the Securities as the Underwriter may reasonably request and which may be furnished by the Company or the Master Servicer without undue expense.

                           (viii) Without the consent of the  Underwriters,  the
                  Company will not waive any of the conditions to its obligations to purchase Mortgage Loans pursuant to a Sales Agreement.

                           (b) Each Underwriter represents,  warrants, covenants
                  and agrees with the Company that:


                                                     - 11 -
April 1997 Underwriting Agreement Standard Provisions

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                           (i) It  either  (A) has not  provided  any  potential
                  investor with a Collateral Term Sheet (that is required to be filed with the Commission within two business days of first use under the terms of the Public Securities Association
                  Letter  as  described  below),   or  (B)  has,   substantially
                  contemporaneously with its first delivery of such Collateral Term Sheet to a potential investor, delivered such Collateral Term Sheet to the Company, which Collateral Term Sheet, if any, is attached to the Underwriting Agreement as Exhibit A.

                           (ii) It either  (A) has not  provided  any  potential
                  investor with a Structural Term Sheet or Computational Materials prior to the date of the Underwriting Agreement, or
                  (B) has provided any such Structural Term Sheet or Computational Materials to the Company, which Structural Term Sheets and Computational Materials, if any, are attached to the Underwriting Agreement as Exhibit B.


                           (iii) Each Collateral Term Sheet bears a legend indicating that the information contained therein will be superseded by the description of the collateral contained in the Prospectus Supplement and, except in the case of the initial Collateral Term Sheet, that such information supersedes the information in all prior Collateral Term Sheets.

                           (iv) Each Structural Term Sheet and all Computational
                  Materials bear a legend substantially as follows (or in such other form as may be agreed prior to the date of the Underwriting Agreement):

                           This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Information contained herein is confidential and provided for information only, does not purport to be complete and should not be relied upon in connection with any decision to purchase the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions including, with respect to any description of the securities or the underlying assets, the information contained in the final Prospectus and accompanying Prospectus Supplement. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus and the related Prospectus Supplement.

                           (v) It (at its own expense)  agrees to provide to the
                  Company any accountants' letters obtained relating to the Collateral Term Sheets, Structural Term Sheets and Computational Materials, which accountants' letters shall be addressed to the Company.

                           (vi) It has not,  and will  not,  without  the  prior
                  written consent of the Company, provide any Collateral Term Sheet, Structural Term Sheets or Computational Materials to any investor or prospective investor after the date of the Underwriting Agreement unless such Collateral Term Sheets, Structural Term Sheets or Computational Materials are preceded or accompanied by the delivery of the Final Prospectus to such investor or prospective investor.

         For purposes of this Agreement, Collateral Term Sheets and Structural Term Sheets shall have the respective meanings assigned to them in the February 13, 1995 letter of Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (which letter, and the SEC staff's response thereto, are publicly available February 17, 1995). The term "Collateral Term Sheet" as used herein includes any subsequent Collateral Term Sheet that reflects a substantive change in the information presented. Computational Materials has the meaning assigned to it in the May 17, 1994 letter of Brown & Wood on behalf of Kidder, Peabody & Co., Inc. (which letter, and the SEC staff's response thereto, are publicly available May 20, 1994).


                                                     - 12 -
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         6. Conditions to the Obligations of the  Underwriters.  The obligations of the Underwriters under the Agreement to purchase the Securities shall be subject to the performance by the Company, each Seller and the Master Servicer of its obligations hereunder (in the case of the Company) and in any applicable agreement, and the following additional conditions:

                  (a) To the accuracy on the date of the Agreement and on the Closing Date (as if made on such Closing Date) and as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date of the representations and warranties on the part of the Company contained herein, and to the extent that the Company is deemed, pursuant to Section 1 hereof, not to make the representations and warranties (xv) through (xxviii), inclusive, or portions thereof, to the accuracy of the representations and warranties provided by the parties making such representations and warranties as of the date thereof and on the Closing Date (as if made on such Closing
         Date) and as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date.

                  (b) The Registration Statement shall have become effective and no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and not withdrawn and no proceedings for that purpose shall have been instituted or threatened; and the Final Prospectus shall have been filed or mailed for filing with the Commission in accordance with Rule 424 under the Act, and all actions required to be taken and all filings required to be made by the Company under the Act prior to the sale of the Securities shall have been duly taken or made.

                  (c)      Certificates

                           (i)  The  Company   shall  have   delivered   to  the
                  Underwriters a certificate of the Company, signed by the President or any Vice President or Assistant Vice President of the Company and dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Final Prospectus, and the Agreement and that: (A) the representations and warranties of the Company in the Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date; (B) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; (C) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; (D) nothing has come to such Officer's attention that would lead him or her to believe that the Final Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading; and (E) there has been no material adverse change or development involving a prospective material adverse change in the business, operations, financial condition, properties or assets of the Company.

                           (ii) The Master  Servicer shall have delivered to the
                  Underwriters a certificate of the Master Servicer, signed by the President or any Vice President or Assistant Vice President of the Master Servicer and dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Trust Agreement and that: (A) the representations and warranties of the Master Servicer in the Trust Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date, (B) there has been no material adverse change or development involving a prospective material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer and (C) the Master Servicer has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.


                                                     - 13 -
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                           (iii)  Each  Seller  shall  have   delivered  to  the
                  Underwriters a certificate of such Seller, signed by the President or any Vice President or Assistant Vice President and dated the Closing Date, to the effect that the signer of such certificate has examined the Sales Agreement and that:
                  (A) the representations and warranties of the related Seller in such Sales Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date; and (B) such Seller has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

                           (iv) Each Seller shall have delivered to the Underwriters a certificate of such Seller, signed by such Seller's Chief Financial Officer (however denominated) and dated the Closing Date, stating that the transfer of the Mortgage Loans from the Seller to the Company pursuant to the Sales Agreement will be classified as a sale of the Seller's interest in the Mortgage Loans under generally accepted accounting principles and, if applicable, under regulatory accounting principles.

                  (d)      Accounting Comfort

                           (i) The Underwriters shall have received from a nationally recognized independent accounting firm, two letters, (i) one dated the date of the Agreement and satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that (A) the decrement tables, any yield tables and any related statistical data contained in the Prospectus Supplement are accurate based upon the Modeling Assumptions set forth therein and (B) covering such other matters relating to the Trust as the Underwriters may reasonably request; and (ii) the other dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters (A) confirming the information contained in the letter dated the date of the Agreement and (B) covering such other matters relating to the Trust as the Underwriters may reasonably request.

                           (ii) The  Underwriters  shall have  received from the
                  certified public accountants of the Servicer and Master Servicer, as applicable, a letter or letters dated the date of the Agreement and satisfactory in form and substance to the Underwriters and counsel to the Underwriters to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial and statistical nature set forth in the Final Prospectus under the caption (A) "The Servicer" (or other caption relating to the Servicer's servicing activities) is an accurate compilation of the records of the Servicer; and
                  (B) "The Master Servicer" (or other caption relating to the Master Servicer's servicing activities) is an accurate compilation of the records of the Master Servicer.

                  (e)      Opinions

                           (i) The Underwriters  shall have received from Hunton
                  & Williams, counsel for the Company, a favorable opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, as to (A) various matters relating to the issuance of the Securities; (B) the applicable federal income tax treatment of the Securities; (C) in the event of the bankruptcy of the Company, a court would find that the Mortgage Loans are not assets of the Company and (D) such other matters reasonably requested by the Underwriters.

                           (ii) The  Underwriters  shall have received copies of
                  any opinions of counsel furnished to the Rating Agencies (upon which the Underwriters shall be entitled to rely).

                           (iii) The Underwriters shall have received from reputable counsel an opinion or opinions of counsel dated the Closing Date and satisfactory in form and substance to counsel for

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                  the  Underwriters,  as to  the  income  tax  treatment  of the
                  Securities in those states specified in the Underwriting Agreement.

                           (iv) The Underwriters shall have received from counsel for the Underwriters such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Trust Agreement, the Agreement, the Registration Statement, the Final Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                           (v) The Company shall have furnished to the Underwriters the opinions of counsel to the Master Servicer, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, as to the due authorization, execution and delivery of the Trust Agreement by the Master Servicer, its enforceability against the Master Servicer and such other matters reasonably requested by the Underwriters.

                           (vi) The Company shall have furnished to the Underwriters the opinions of counsel to each Seller, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, as to the due authorization, execution and delivery of each of the Sales Agreement by the related Seller, its enforceability against the related Seller and such other matters reasonably requested by the Underwriters.

                           (vii) The Company shall have furnished to the Underwriters the opinions of counsel to the Trustee, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, as to the due authorization, execution and delivery of the Trust Agreement by the Trustee and such other matters reasonably requested by the Underwriters.

                           (viii) The Company shall have furnished to the Underwriters the opinions of counsel to any Insurer, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, as to the due issuance and enforceability of the policies issued by such Insurer and such other matters reasonably requested by the Underwriters.

                           (ix) The Company shall have furnished to the Underwriters the opinions of counsel to the issuers of any Letters of Credit or Surety Bond, dated the Closing Date and satisfactory in form and substance to counsel for the
                  Underwriters, as to the due issuance and enforceability of such instruments and such other matters reasonably requested by the Underwriters.

                  (f) The Underwritten Securities have been assigned the ratings set forth in the Underwriting Agreement, which shall be in one of the four highest rating categories by one or more "nationally recognized statistical rating organizations" (as that term is defined by the Commission) designated in the Underwriting Agreement. On the Closing Date, (i) such rating or ratings shall not have been rescinded and there shall not have been any downgrading, or public notification of a possible downgrading or public notice of a possible change, without indication of direction; and (ii) no downgrading, or public notification of a possible downgrading or public notification of a possible change, without indication of direction, shall have occurred in the rating accorded any of the debt securities of any person, providing any form of credit enhancement for the Securities by any "nationally recognized statistical rating organization."

                  (g) If applicable, and subject to the conditions set forth in the Trust Agreement, any reserve fund to be established for the benefit of the Securityholders shall have been established by the Company with the Trustee in accordance with the terms of the Trust Agreement and any initial deposit thereto shall have been delivered to the Trustee for deposit therein as contemplated by the Trust Agreement.


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                  (h) On the Closing  Date,  there shall not have  occurred  any change, or any development involving a prospective change, in or affecting the business or properties of the Company since the date of the Underwriting Agreement that the Underwriter concludes in the
         reasonable   judgment  of  the  Underwriter   materially   impairs  the
         investment quality of the Underwritten Securities so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Underwritten Securities as contemplated by the Final Prospectus.

                  (i) All proceedings in connection with the transactions contemplated by the Agreement and all documents incident hereto shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and the Underwriters and counsel for the Underwriters shall have received such information, certificates and documents as they may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in the Agreement, if the Company is in breach of any covenants or agreements contained herein or if any of the opinions and certificates mentioned above or elsewhere in the Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, the Agreement and all obligations of the Underwriters under the Agreement may be canceled at, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Company in writing, or by telephone or telegraph and confirmed in writing.

                  In the event that the Company is advised prior to the Closing Date that the documentation for some of the Mortgage Loans is incomplete or defective and such defects cannot be remedied prior to the Closing Date, the Company may, with the consent of the Underwriters, nevertheless deliver the Mortgage Loans to the Trust and may deposit with the Trustee an amount equal to the principal amount of the incomplete or defective Mortgage Loans as of the Cut-off Date plus one month's interest on each such Mortgage Loan at the Note Rate. If the incomplete or defective documentation for a Mortgage Loan is remedied prior to the first Distribution Date, the amount deposited with the Trustee on account thereof shall be returned to the Company. If the incomplete or defective documentation for a Mortgage Loan is not remedied prior to the first Distribution Date, the amount will be applied in payment of the Securities and the Mortgage Loan released to the Company.

         7. Reimbursement of Expenses. If for any reason other than a default by the Underwriters in their obligations under the Agreement the sale of the Underwritten Securities provided for herein is not consummated, the Company or the Master Servicer will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with their investigation, the preparation to market and the marketing of the Securities, or in contemplation of the performance by them of their obligations under the Agreement.

         8. Indemnification and Contribution. (a) The Company indemnifies and holds harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act as follows:

                           (i) against any and all losses, claims, expenses, damages or liabilities, joint or several, to which such
                  Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in
                  (y) the Registration Statement, the Final Prospectus, or any amendment or supplement thereto, or any related Preliminary Final Prospectus, or (z) the Collateral Term Sheets, Structural Term Sheets or Computational Materials (but only to the extent the underlying information related to such untrue statement or alleged untrue statement arises out of or is based upon Company Information (as defined below) that was not superseded or corrected by delivery to the Underwriters of corrected written or electronic information, or for which the

                                                     - 16 -
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                  Company  provided  written  notice  of an  error  or  material omission prior to the confirmation of the sale of the applicable Underwritten Securities) or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter and each such controlling person for any
                  legal  or  other   expenses   reasonably   incurred   by  such
                  Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (A) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission, or alleged untrue statement or omission, made in any of such documents in reliance upon and in conformity with
                  written   information   furnished   to  the   Company   by  an
                  Underwriter,  specifically  for use therein  and  constituting
                  Underwriting  Information  (as  defined  below),  and (B) such
                  indemnity  solely  with  respect  to  any  Preliminary   Final
                  Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented, excluding any documents incorporated therein by reference) at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such Preliminary Final Prospectus was corrected in the Final
                  Prospectus   (or  the   Final   Prospectus   as   amended   or
                  supplemented, excluding any documents incorporated therein by reference);

                           (ii) against any and all loss, liability, claim, damage and expense whatsoever, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                           (iii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above.

As used herein, (i) the term "Company Information" means the information furnished to the Underwriters by or on behalf of the Company regarding the Company or the Mortgage Loans and (ii) the term "Underwriting Information" means the information (a) in the portion of the Final Prospectus constituting the prospectus supplement set forth under the heading "Underwriting" and the statements regarding the Underwriters' intention to make a secondary market and sales to investors in negotiated transactions and, if applicable, to engage in certain transactions to stabilize, maintain or affect the market price of the Underwritten Securities and (b) contained in Collateral Term Sheets, Structural Term Sheets or Computational Materials to the extent such information does not constitute, does not arise out of and is not based upon Company Information.

         This indemnity will be in addition to any liability that the Company may otherwise have.

                  (b) Each Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of the Company's officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act, against any and all losses, claims, expenses, damages or liabilities to which the Company or any such director, officer or controlling person may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities, (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (y) the Registration

                                                     - 17 -
April 1997 Underwriting Agreement Standard Provisions

         Statement, the Final Prospectus or any amendment or supplement thereto, or any related Preliminary Final Prospectus, or (z) the Collateral Term Sheets, Structural Term Sheets or Computational Materials (except to the extent the underlying information relating to such untrue statement or alleged untrue statement constitutes, arises out of, or is based upon Company Information), or arise out of, or are based upon, the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information constituting Underwriting
         Information furnished to the Company by such Underwriter specifically for use therein; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability that such Underwriter may otherwise have.

                  (c) Promptly after receipt by an indemnified  party under this
         Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may elect by written notice delivered promptly to the indemnified party after receiving the aforesaid notice from such indemnified party, jointly with any other indemnifying party similarly notified, to assume (at its own expense) the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party) to represent the indemnified party in such action; provided that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have concluded that there may be legal defenses available to it or them and/or other indemnified parties which are different from or additional to those available to the indemnified party, the indemnified party or parties shall have the right to select separate counsel in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of the selected counsel, and, after notice from the indemnifying party to such indemnified party under this Section 8, such indemnifying party shall not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnified party shall have employed separate legal counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by any indemnified party in the case of subsection (a) above, representing the indemnified parties under such subparagraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party (it being understood that if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii)).

                  (d) If the indemnification provided for in this Section 8 is unavailable to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Underwritten Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the

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         indemnified  party failed to give the notice required under  subsection
         (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material facts or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim subject to the limitations set forth in subsection (c) above. Notwithstanding the provisions of this subsection (d), the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten and distributed to the public exceeds the amount of any damages which the Underwriters have otherwise paid or been required or become liable to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any Underwriter pursuant to this subsection (d) shall be several in proportion to its respective underwriting obligations and not joint.

         9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities of any Class agreed to be purchased by such Underwriter or Underwriters under the Agreement and such failure to purchase shall constitute a default in the performance of its or their obligations under the Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the portion of the Securities of such Class set forth opposite their names in an attachment to the Underwriting Agreement bears to the aggregate amount of Securities of such Class set forth opposite the names of the remaining Underwriters) the Securities of such Class which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the amount of Securities of such Class which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities of such Class as set forth in the Final Prospectus, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities of such Class, and if such non-defaulting Underwriters do not purchase all the Securities of such Class, the Agreement will terminate without liability to any non-defaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date for such Class of Securities shall be postponed for such period, not exceeding seven days, as the Underwriters shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in the Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default under the Agreement.

         10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Company prior to or at delivery of and payment for all Securities if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited, or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared by either federal or New York State authorities or (iii) the outbreak or escalation of hostilities involving

                                                     - 19 -
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the  United  States  or the  declaration  by the  United  States  of a  national emergency or war, if the effect of any such event specified in this clause (iii) in the judgment of the Underwriters make it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwritten Securities on the terms and in the manner contemplated by the Prospectus Supplement.

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Underwriters set forth in or made pursuant to the Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of this Section 11 and Sections 5(a)(v), 7 and 8 hereof shall survive the termination or cancellation of the Agreement.

         12. Notices. All communications under the Agreement will be in writing and effective only on receipt and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to it at the office or offices set forth in the Underwriting Agreement; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Riverfront Plaza, West Tower, 901 East Byrd Street, Richmond, Virginia 23219, Attention:
President.

         13. Successors. The Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and their successors and assigns, and no other person will have any right or obligation under the Agreement.

         14. Applicable Law. The Agreement will be governed by and construed in accordance with the laws of the jurisdiction as may be specified in the Underwriting Agreement. The Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.

         15. Miscellaneous. Time shall be of the essence of the Agreement. The Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter of the Agreement. Neither the Agreement nor any term of the Agreement may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.



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April 1997 Underwriting Agreement Standard Provisions
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